Restructuring and Other Costs	12 Months Ended
Dec. 31, 2016
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
RESTRUCTURING COSTS
During 2016, we recorded net pre-tax restructuring costs totaling $290 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(dollars in millions)
Otis	$59
UTC Climate, Controls & Security	65
Pratt & Whitney	111
UTC Aerospace Systems	49
Eliminations and other	6
Total	$290

Restructuring charges incurred in 2016 primarily relate to actions initiated during 2016 and 2015, and were recorded as follows:

(dollars in millions)
Cost of sales	$187
Selling, general & administrative	78
Other expense	25
Total	290

2016 Actions. During 2016, we recorded net pre-tax restructuring costs totaling $242 million for restructuring actions initiated in 2016, consisting of $149 million in cost of sales, $67 million in selling, general and administrative expenses, and $26 million in other expense. The 2016 actions relate to ongoing cost reduction efforts, including workforce reductions, consolidation of field operations, and costs to exit legacy programs.
We are targeting to complete in 2017 and 2018 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2016. No specific plans for significant other actions have been finalized at this time. The following table summarizes the accrual balances and utilization by cost type for the 2016 restructuring actions:

(dollars in millions)	Severance	Facility Exit, Lease Termination & Other Costs	Total
Net pre-tax restructuring costs	$166	$76	$242
Utilization and foreign exchange	(103)	(30)	(133)
Balance at December 31, 2016	$63	$46	$109

The following table summarizes expected, incurred and remaining costs for the 2016 restructuring actions by segment:

(dollars in millions)	Expected Costs	Cost Incurred During 2016	Remaining Costs at December 31, 2016
Otis	$57	$(48)	$9
UTC Climate, Controls & Security	87	(45)	42
Pratt & Whitney	118	(118)	—
UTC Aerospace Systems	92	(31)	61
Total	$354	$(242)	$112

2015 Actions. During 2016, we recorded net pre-tax restructuring costs totaling $40 million for restructuring actions initiated in 2015, consisting of $36 million in cost of sales and $4 million in selling, general and administrative expenses. The 2015 actions relate to ongoing cost reduction efforts, including workforce reductions and the consolidation of field operations. The following table summarizes the accrual balances and utilization by cost type for the 2015 restructuring actions:

(dollars in millions)	Severance	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2016	$183	$23	$206
Net pre-tax restructuring costs	17	23	40
Utilization and foreign exchange	(158)	(22)	(180)
Balance at December 31, 2016	$42	$24	$66

The following table summarizes expected, incurred and remaining costs for the 2015 programs by segment:

(dollars in millions)	Expected Costs	Costs Incurred During 2015	(Costs Incurred) Reversals During 2016	Remaining Costs at December 31, 2016
Otis	$51	$(35)	$(14)	$2
UTC Climate, Controls & Security	139	(83)	(24)	32
Pratt & Whitney	62	(82)	20	—
UTC Aerospace Systems	129	(105)	(16)	8
Eliminations and other	27	(21)	(6)	—
Total	$408	$(326)	$(40)	$42

During 2016, we had reversals of previously accrued restructuring reserves for 2015 programs of approximately $65 million, which includes a Pratt & Whitney business that was sold in the third quarter of 2016 after originally being scheduled for closure, and a UTC Climate, Controls & Security facility that will remain operational after originally being scheduled for closure.